WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS APRIL 30, 2021
Large Company Growth Portfolio Investment Class Shares (DTLGX) Institutional Class Shares (WLCGX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the SAI) online at http://advisor.wilshire.com/OurProducts/MutualFunds/WilshireLargeCompanyGrowthPortfolio.aspx. You can also obtain this information at no cost by sending an email to Wilfunds@Wilshire.com, calling (866) 591-1568, or asking any financial advisor, bank or broker-dealer who offers shares of the Fund.
Investment Objective
The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation.
Fees and Expenses of the Large Company Growth Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financials intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.31%	0.23%
Total Annual Portfolio Operating Expenses	1.31%	0.98%
Less Fee Waiver(1)	(0.01)%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver	1.30%	0.98%
(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2022 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$132	$414	$717	$1,578
Institutional Class	$100	$312	$542	$1,201

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stock of companies with larger market capitalizations-within the market capitalization range and composition of the companies composing the Russell 1000® Index (as of December 31, 2020, this range was between approximately $784.34 million and $2.26 trillion). The market capitalization and composition of the companies in the Russell 1000® Index are subject to change.
The Portfolio engages in leverage by investing in Russell 1000 Growth Index derivatives, the notional value of which equals approximately 20% of the Portfolio’s net assets. The Portfolio’s derivatives exposure is backed by a portfolio of fixed income securities representing approximately 20% of the Portfolio’s net assets. A Russell 1000 Growth Index derivative is a derivative contract, typically a swap agreement, that uses the Russell 1000 Growth Index as its reference asset. The portion of the Portfolio invested in Russell 1000 Growth Index derivatives seeks to track the daily performance of the Russell 1000 Growth Index (the “Swaps Strategy”) and invests in such derivatives in addition to or in place of companies within the Russell 1000 Growth Index. In addition to swaps, the Portfolio may invest in other types of derivatives including options, futures, options on futures, and other similar instruments. For purposes of the Portfolio’s 80% test, Russell 1000 Growth Index derivatives will be counted as common stocks of companies with larger market capitalizations and will be valued at notional value rather than market value.
Fixed income securities held by the Portfolio may include bonds, debt securities, asset-backed and mortgage-backed securities and other similar instruments. The fixed income securities are typically expected to have a duration between zero and two years. The Portfolio may invest in below investment grade debt securities, commonly known as “high-yield” securities or “junk bonds.”
The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Portfolio invests in companies that historically have above average earnings, cash flow growth or sales growth and retention of earnings, often such companies have above average price to earnings ratios. The Portfolio may focus its investments in companies in one or more economic sectors.
The Portfolio is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The Portfolio uses a multi-manager strategy where Wilshire and multiple subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. Each of Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Fred Alger Management, LLC (“Alger Management”), and Voya Investment Management Co LLC (“Voya”) manage a portion of the Portfolio and Wilshire will manage the Swaps Strategy portion of the Portfolio.
Loomis Sayles is an active manager with a long-term, private equity approach to investing. Through its proprietary, bottom-up research framework, Loomis Sayles looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Loomis Sayles will invest primarily in equity securities, including common stocks, convertible securities and warrants. Loomis Sayles focuses on stocks of large capitalization companies but may invest in companies of any size. Loomis Sayles normally invests across a wide range of sectors and industries.
Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary Dynamic Alpha Stock Selection Model® to build equity portfolios that adapt to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return.
Alger Management invests its portion of the Portfolio in equity securities. Alger Management’s investments in equity securities are primarily in common or preferred stocks, but its equity investments also may include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. Alger Management invests primarily in companies whose securities are traded on U.S. or foreign exchanges or in the over-the-counter market. Alger Management believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefiting from new regulations, a new product innovation or new management.
In managing its portion of the Portfolio, Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; bank loans; notes that can invest in securities with any credit rating; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies.
The Portfolio may appeal to you if:
•you are a long-term investor;
•you seek growth of capital;
•you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or
•you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.
Principal Risks
You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; the spread of infectious illness or other public health issues in one or more countries or regions; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Style Risk. The Portfolio’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor small capitalization stocks over large capitalization stocks, value stocks over growth stocks, or vice versa.
Non-Diversification Risk. Although the Portfolio intends to invest in a variety of securities and instruments, the Portfolio is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Portfolio may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Portfolio’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Portfolio’s performance.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Portfolio’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If the Adviser or a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Portfolio to be subject to additional regulations, which may generate additional Portfolio expenses. These practices also entail transactional expenses and may cause the Portfolio to realize higher amounts of short-term capital gains than if the Portfolio had not engaged in such transactions.
Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in an underlying reference instrument may result in an immediate and substantial impact on a fund’s NAV. Leveraging may cause the Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits a fund from borrowing in an amount greater than 33 ⅓% of its assets.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
High-Yield Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Portfolio’s share price.
Sector Risk. If the Portfolio invests significantly in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
Information Technology Sector. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.

Asset-Backed and Mortgage Backed Securities Risk. Investors in asset-backed securities (ABS), including mortgage-backed securities (MBS) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.
Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have to buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
On July 21, 2020, the Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 27.49% (quarter ended June 30, 2020) and the lowest return for a quarter was -15.53% (quarter ended September 30, 2011).
The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2020)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	38.82%	18.10%	14.41%
Return After Taxes on Distributions	32.26%	14.52%	11.63%
Return After Taxes on Distributions and Sale of Shares	26.31%	13.66%	11.08%
Institutional Class
Return Before Taxes	39.25%	18.47%	14.77%
Russell 1000® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Advisors LLC
Nathan Palmer, CFA, Managing Director and Portfolio Manager of Wilshire, serves as a Portfolio Manager for the Portfolio. He has served as a Portfolio Manager since July 2020.
Anthony Wicklund, CFA, CAIA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the Portfolio. He has served as a Portfolio Manager since July 2020.
Josh Emanuel, CFA, Managing Director and Chief Investment Officer, Global Investment Management of Wilshire Advisors LLC, serves as portfolio manager for the Portfolio. He has served as a Portfolio Manager since July 2020.
Suehyun Kim, Vice President and Portfolio Manager of Wilshire, serves as a portfolio manager for the Portfolio. She has served as a Portfolio Manager since July 2020.
Subadvisers and Portfolio Managers
Loomis Sayles
Aziz V. Hamzaogullari, CFA, is the Chief Investment Officer and founder of the Growth Equity Strategies Team at Loomis Sayles and Portfolio Manager of the Portfolio. Mr. Hamzaogullari has served as Portfolio Manager since September 2015.
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.
Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.
Daniel Arche, CFA, Managing Director of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Arche has served as Portfolio Manager since April 2021.
Alger Management
Ankur Crawford, Ph.D., is an Executive Vice President and serves Portfolio Manager of various Alger strategies. Dr. Crawford has been with Alger Management since 2004 and has served as Portfolio Manager of the Portfolio since March 2020.
Patrick Kelly, CFA, is an Executive Vice President and Head of Alger Management’s Capital Appreciation and Spectra Strategies. He also serves as Portfolio Manager of various Alger strategies. Mr. Kelly has been with Alger Management since 1999 and has served as Portfolio Manager of the Portfolio since March 2020.
Voya
Matthew Toms, CFA, Chief Investment Officer of fixed income of Voya and Portfolio Manager of the Portfolio. Mr. Toms has served as Portfolio Manager since July 2020.
Sean Banai, CFA, Head of portfolio management for the fixed income platform of Voya and Portfolio Manager of the Portfolio. Mr. Banai has served as Portfolio Manager since July 2020.
Brian Timberlake, Ph.D., CFA, Head of Fixed Income Research of Voya and Portfolio Manager of the Portfolio. Mr. Timberlake has served as Portfolio Manager since July 2020.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Portfolio are as follows:
Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire Advisors LLC
1299 Ocean Avenue
Santa Monica, CA 90401
1-866-591-1568
http://advisor.wilshire.com